                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 16, 2002





                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                  -------------------------------------------
                          (Exact name of registrant as
                           specified in its charter)

                     Delaware                   0-19277
           (State or other jurisdiction         (Commission
                  of Incorporation)             File Number)

                                   13-3317783
                                 (IRS Employer
                              Identification No.)



                   The Hartford Financial Services Group, Inc.
                                 Hartford Plaza
                              Hartford, Connecticut
            (Address of principal executive offices of registrant)

                                   06115-1900
                                    Zip Code

                                 (860) 547-5000
                          Registrant's telephone number

Item 9.      Regulation FD Disclosure:

Simultaneously with the filing of this Current Report on Form 8-K, Stuart M. Carlisle, the Director of Investor Relations of The Hartford Financial Services Group, Inc., sent the following notice to members of the investment community:

To Members of the Financial Community:

We would like to bring to your attention two changes to our Investor Financial Supplement in our North American Property Casualty results that will be shown in our first quarter earnings (Monday, April 22, after the close of the market, conference call on Tuesday, at 11:00 ET).

1) In our Business Insurance segment, written premium had previously been disclosed in three lines (Select Customer, Key Accounts and Other). The Other line included commercial programs and marine business that can be classified as either small commercial or middle markets business. Going forward, premiums in Middle Markets will now include Key Accounts, medium-sized commercial programs and marine business, while Small Commercial will include Select Customer and small commercial programs; the Other line will disappear. The change is intended to clarify the financial reporting within Business Insurance and is consistent with how we manage these two businesses.

2) Our personal lines results have previously been separated between the Affinity Personal Lines and Personal Insurance segments. We have combined the reporting of these businesses commensurate with the recent appointment of Paul Kennedy, Senior Vice President of the Personal Lines Division, who now oversees both lines. The combination provides us with more scale and allows us to better leverage the product development, service and technology capabilities across all personal lines. Since we treat them as one business unit organizationally, it made sense to amend our financial reporting to combine the segments. We are also now disclosing written premiums for AARP, Affinity, Standard and Non-Standard business.

We have provided three years of quarterly historical information on the attached spreadsheets and posted these changes on our website so that you can update your models accordingly. Please call me should you have any questions on these changes.

Best.

/s/ Stuart M. Carlisle

                               BUSINESS INSURANCE

                                                        1999         1999       1999        1999        1999
                                                        QTR 1       QTR 2       QTR 3       QTR 4       YEAR
Written Premium                                           560         567         559         541       2,227
Chg UPR                                                     8          14          12          (9)         25
Earned Premium                                            552         553         547         550       2,202

Loss and Loss Adjustment Exp                              390         385         388         362       1,525
Underwriting Expenses                                     182         192         188         204         766
Dividends to Policyholders                                  8          13          11          11          43
Other Adjustments                                          --          (3)         (1)         (5)         (9)
AUI EXCLUDING SEPT. 11                                    (28)        (34)        (39)        (22)       (123)
SEPTEMBER 11 TERRORIST ATTACK                              --          --          --          --          --
UNDERWRITING RESULTS                                      (28)        (34)        (39)        (22)       (123)

Loss Ratio                                               59.1        57.7        59.8        54.5        57.8

Total Loss Exp Ratio                                     11.5        11.7        11.2        11.3        11.4
Total Expense Ratio                                      32.7        33.8        33.6        37.8        34.4
Expense ratio including loss                             44.2        45.6        44.8        49.1        45.9

Dividend Ratio                                            1.5         2.4         1.9         1.9         1.9

COMB RATIO EXCLUDING SEPT. 11                           104.8       105.7       106.5       105.5       105.6
COMBINED RATIO IMPACT OF SEPT. 11 TERRORIST ATTACK         --          --          --          --          --
COMBINED RATIO                                          104.8       105.7       106.5       105.5       105.6
--------------------------------------------------------------------------------------------------------------
WRITTEN PREMIUM
Small Commercial                                          231         244         249         247         971
Middle Market                                             329         323         310         294       1,256
     TOTAL                                                560         567         559         541       2,227
--------------------------------------------------------------------------------------------------------------


                                                       2000        2000        2000         2000       2000
                                                       QTR 1       QTR 2       QTR 3        QTR 4      YEAR
Written Premium                                          579         605         603         618      2,405
Chg UPR                                                   24          37          26          20        107
Earned Premium                                           555         568         577         598      2,298

Loss and Loss Adjustment Exp                             389         375         375         367      1,506
Underwriting Expenses                                    202         199         205         207        813
Dividends to Policyholders                                 7           7           7           8         29
Other Adjustments                                         (3)         (1)          1           3         --
AUI EXCLUDING SEPT. 11                                   (40)        (12)        (11)         13        (50)
SEPTEMBER 11 TERRORIST ATTACK                             --          --          --          --         --
UNDERWRITING RESULTS                                     (40)        (12)        (11)         13        (50)

Loss Ratio                                              57.0        53.9        52.3        46.8       52.4

Total Loss Exp Ratio                                    13.1        12.0        12.6        14.5       13.1
Total Expense Ratio                                     34.9        32.9        34.0        33.4       33.8
Expense ratio including loss                            48.0        44.9        46.6        47.9       46.9

Dividend Ratio                                           1.3         1.3         1.2         1.4        1.3

COMB RATIO EXCLUDING SEPT. 11                          106.3       100.1       100.2        96.1      100.6
COMBINED RATIO IMPACT OF SEPT. 11 TERRORIST ATTACK        --          --          --          --         --
COMBINED RATIO                                         106.3       100.1       100.2        96.1      100.6
------------------------------------------------------------------------------------------------------------
WRITTEN PREMIUM
Small Commercial                                         285         294         291         299      1,169
Middle Market                                            294         311         312         319      1,236
     TOTAL                                               579         605         603         618      2,405
------------------------------------------------------------------------------------------------------------




                                                        2001        2001        2001        2001       2001
                                                       QTR 1       QTR 2       QTR 3       QTR 4       YEAR
Written Premium                                          702         714         718         752       2,886
Chg UPR                                                   82          74          38          47         241
Earned Premium                                           620         640         680         705       2,645

Loss and Loss Adjustment Exp                             415         416         436         437       1,704
Underwriting Expenses                                    225         218         232         251         926
Dividends to Policyholders                                13           6           7           8          34
Other Adjustments                                        (10)        (10)         (1)         (1)        (22)
AUI EXCLUDING SEPT. 11                                   (23)         10           6          10           3
SEPTEMBER 11 TERRORIST ATTACK                             --          --        (245)         --        (245)
UNDERWRITING RESULTS                                     (23)         10        (239)         10        (242)

Loss Ratio                                              54.5        52.9        52.2        50.1        52.3

Total Loss Exp Ratio                                    12.4        12.1        12.1        11.8        12.1
Total Expense Ratio                                     32.1        30.4        32.3        33.4        32.1
Expense ratio including loss                            44.6        42.6        44.3        45.2        44.2

Dividend Ratio                                           2.1         0.9         1.0         1.2         1.3

COMB RATIO EXCLUDING SEPT. 11                          101.2        96.4        97.5        96.5        97.8
COMBINED RATIO IMPACT OF SEPT. 11 TERRORIST ATTACK        --          --        36.7          --         9.3
COMBINED RATIO                                         101.2        96.4       134.2        96.5       107.1
------------------------------------------------------------------------------------------------------------
WRITTEN PREMIUM
Small Commercial                                         351         359         359         378       1,447
Middle Market                                            351         355         359         374       1,439
     TOTAL                                               702         714         718         752       2,886
------------------------------------------------------------------------------------------------------------

                            PERSONAL LINES INSURANCE

                                                         1999       1999        1999         1999        1999
                                                         QTR 1      QTR 2       QTR 3       QTR 4        YEAR
Written Premium                                           560         635         651         624       2,470
Chg UPR                                                    (6)         56          57          20         127
Earned Premium                                            566         579         594         604       2,343

Loss and Loss Adjustment Exp                              386         445         457         444       1,732
Underwriting Expenses                                     152         159         166         162         639
Dividends to Policyholders                                 --          --          --          (5)         (5)
Other Adjustments                                         (15)        (27)        (15)         --         (57)
AUI EXCLUDING SEPT. 11                                     43           2         (14)          3          34
SEPTEMBER 11 TERRORIST ATTACK                              --          --          --          --          --
UNDERWRITING RESULTS                                       43           2         (14)          3          34

Loss Ratio                                               60.7        66.2        66.0        63.2        64.1

Total Loss Exp Ratio                                      7.5        10.6        10.9        10.3         9.8
Total Expense Ratio                                      27.1        25.1        25.6        25.9        25.9
Expense ratio including loss                             34.6        35.6        36.5        36.2        35.7

Dividend Ratio                                             --          --          --        (0.9)       (0.2)

COMB RATIO EXCLUDING SEPT. 11                            95.3       101.8       102.5        98.6        99.6
COMBINED RATIO IMPACT OF SEPT. 11 TERRORIST ATTACK         --          --          --          --          --
COMBINED RATIO                                           95.3       101.8       102.5        98.6        99.6

-------------------------------------------------------------------------------------------------------------
WRITTEN PREMIUM
AARP                                                      324         375         362         344       1,405
Affinity Business Unit                                     22          27          33          40         122
Standard                                                  143         170         193         182         688
NonStandard                                                71          63          63          58         255
     TOTAL                                                560         635         651         624       2,470
-------------------------------------------------------------------------------------------------------------


                                                         2000        2000        2000        2000        2000
                                                        QTR 1       QTR 2       QTR 3       QTR 4        YEAR
Written Premium                                           613         692         686         656       2,647
Chg UPR                                                    (1)         57          39           5         100
Earned Premium                                            614         635         647         651       2,547

Loss and Loss Adjustment Exp                              454         497         483         487       1,921
Underwriting Expenses                                     158         168         167         160         653
Dividends to Policyholders                                 --          --          --          --          --
Other Adjustments                                          (2)        (11)         (8)         (8)        (29)
AUI EXCLUDING SEPT. 11                                      4         (19)          5          12           2
SEPTEMBER 11 TERRORIST ATTACK                              --          --          --          --          --
UNDERWRITING RESULTS                                        4         (19)          5          12           2

Loss Ratio                                               63.2        67.2        64.3        64.0        64.7

Total Loss Exp Ratio                                     10.7        11.1        10.3        10.9        10.8
Total Expense Ratio                                      25.8        24.2        24.4        24.4        24.6
Expense ratio including loss                             36.5        35.4        34.7        35.3        35.4

Dividend Ratio                                             --          --          --          --          --

COMB RATIO EXCLUDING SEPT. 11                            99.6       102.5        99.0        99.3       100.1
COMBINED RATIO IMPACT OF SEPT. 11 TERRORIST ATTACK         --          --          --          --          --
COMBINED RATIO                                           99.6       102.5        99.0        99.3       100.1

-------------------------------------------------------------------------------------------------------------
WRITTEN PREMIUM
AARP                                                      343         399         386         364       1,492
Affinity Business Unit                                     43          41          39          44         167
Standard                                                  166         191         201         187         745
NonStandard                                                61          61          60          61         243
     TOTAL                                                613         692         686         656       2,647
-------------------------------------------------------------------------------------------------------------

                                                         2001        2001        2001        2001        2001
                                                        QTR 1       QTR 2       QTR 3       QTR 4        YEAR
Written Premium                                           662         743         742         713       2,860
Chg UPR                                                    (3)         62          48           6         113
Earned Premium                                            665         681         694         707       2,747

Loss and Loss Adjustment Exp                              485         561         543         575       2,164
Underwriting Expenses                                     167         174         178         168         687
Dividends to Policyholders                                 --          --          --          --          --
Other Adjustments                                          (3)        (11)        (10)         (2)        (26)
AUI EXCLUDING SEPT. 11                                     16         (43)        (17)        (34)        (78)
SEPTEMBER 11 TERRORIST ATTACK                              --          --          (9)         --          (9)
UNDERWRITING RESULTS                                       16         (43)        (26)        (34)        (87)

Loss Ratio                                               62.0        70.3        66.5        69.7        67.2

Total Loss Exp Ratio                                     10.8        12.2        11.9        11.5        11.6
Total Expense Ratio                                      25.2        23.5        23.8        23.6        24.0
Expense ratio including loss                             36.0        35.6        35.7        35.1        35.6

Dividend Ratio                                             --          --          --          --          --

COMB RATIO EXCLUDING SEPT. 11                            98.1       106.0       102.2       104.8       102.8
COMBINED RATIO IMPACT OF SEPT. 11 TERRORIST ATTACK         --          --         1.2          --         0.3
COMBINED RATIO                                           98.1       106.0       103.4       104.8       103.1

--------------------------------------------------------------------------------------------------------------
WRITTEN PREMIUM
AARP                                                      372         431         426         409       1,638
Affinity Business Unit                                     50          52          49          50         201
Standard                                                  180         198         209         196         783
NonStandard                                                60          62          58          58         238
     TOTAL                                                662         743         742         713       2,860
--------------------------------------------------------------------------------------------------------------

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date:    April 16, 2002            By:      /s/ Neal S. Wolin
                                            -------------------------
                                   Name:    Neal S. Wolin
                                   Title:   Executive Vice President and
                                            General Counsel





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